UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2007 (April 24, 2007)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4820 Overland Avenue, San Diego, California 92123

(Address of principal executive offices, including zip code)

(858) 571-5555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)  On April 24, 2007, our board of directors amended our Amended and Restated Bylaws as follows:

•               to permit the giving of notice to shareholders by any means permitted under California law, including by electronic transmission in accordance with California law;

•               to permit the giving of notice of special meetings of the board of directors by any means permitted under California law, including by electronic transmission in accordance with California law;

•               to more closely align our bylaws with California law with respect to statements appearing on our share certificates;

•               to provide for the establishment of a system of share issuance, recordation and transfer by electronic or other means in accordance with California law; and

•               to add a definition of “electronic transmission” to our bylaws consistent with California law.

A copy of the Certificate of Amendment of Bylaws reflecting these amendments is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: April 30, 2007		/s/ Vernon A. LoForti
	By:	Vernon A. LoForti
Vice President and CFO